UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

Windtree Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39290	94-3171943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Kelly Road, Suite 100, Warrington, Pennsylvania	18976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 488-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WINT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 24, 2024, Windtree Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) virtually. As of August 28, 2024, the record date for the Annual Meeting, there were 591,909 outstanding shares of the Company’s common stock. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting, which are described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on September 3, 2024.

(a)	Proposal 1 — Election of the Four Director Nominees to Serve until the Company’s 2025 Annual Meeting.

The votes with respect to the election of four directors to hold office until the 2025 annual meeting were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Craig E. Fraser	258,847	13,702	112,534
Jed Latkin	258,619	13,930	112,534
Saundra Pelletier	259,027	13,522	112,534
Mark Strobeck, Ph.D.	261,491	11,058	112,534

(b)	Proposal 2 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

The votes with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
252,693	11,061	8,795	112,534

(c)	Proposal 3 — Ratification of Appointment of EisnerAmper LLP as the Company’s Independent Registered Public Accounting Firm for 2024.

The votes with respect to the ratification of appointment of EisnerAmper LLP as the Company’s Independent Registered Public Accounting Firm for 2024 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
368,203	7,737	9,143	N/A

(d)	Proposal 4 — Approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rule 5635(d), pursuant to the Committed Equity Financing.

The votes with respect to the approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rule 5635(d), pursuant to the Committed Equity Financing were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
255,211	8,648	8,690	112,534

(e)
Proposal 5 — Approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rule 5635(d), upon (i) the conversion of the Company’s Series C Convertible Preferred Stock with an initial conversion price of $3.74, which is subject to adjustment to no lower than $1.28 per share, and (ii) the exercise of warrants to purchase common stock issued in connection therewith, with an initial exercise price of $4.11, subject to customary adjustments.

The votes with respect to the approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rule 5635(d), upon (i) the conversion of the Company’s Series C Convertible Preferred Stock with an initial conversion price of $3.74, which is subject to adjustment to no lower than $1.28 per share, and (ii) the exercise of warrants to purchase common stock issued in connection therewith, with an initial exercise price of $4.11, subject to customary adjustments, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
251,535	9,246	11,768	112,534

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 24, 2024	Windtree Therapeutics, Inc.

	By:	/s/ Craig E. Fraser
Name: Craig E. Fraser
Title: President and Chief Executive Officer